Exhibit 10.2

Doc: 1,194,067 02-09-2010 10:50 Norfolk County Land Court

Bk 27449 Pg498 #13132 02-09-2010 a 11: 01a

RECIVED AND RECORDED NORFOLK COUNTY REGISTRY OF DEEDS DEDHAM, MA

CERTIFY William P. O’Donnell WILLIAM P. O’DONNELL, REGISTER

TERMINATION OF LEASE AND NOTICE OF LEASE

This Termination of Lease and Notice of Lease is made this 22nd day of January, 2010, by and among HCRI MASSACHUSETTS PROPERTIES TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts, and HCRI MASSACHUSETTS PROPERTIES TRUST II, a business trust organized under the laws of the Commonwealth of Massachusetts (individually and collectively, “Landlord”) and KINDRED HOSPITALS EAST, L.L.C., a Delaware limited liability company (“Tenant”), and KND Real Estate 26, L.L.C.

1.	Landlord and Tenant entered into a Notice of Lease dated as of February 28, 2006, (the “Notice”) which Notice is recorded in Book 23519, Page 232 and filed as Land Court Document No. 1098291 in the records of the Norfolk County Registry of Deeds, as affected by a First Amendment to Notice of Lease dated September 26, 2008 and recorded in Book 26067, Page 339 of said Registry of Deeds. The lease which is the subject of the Notice is the Master Lease Agreement dated February 28, 2006, as amended from time to time, by Landlord and Tenant (the “Master Lease”). The real property which is the subject of the Notice is described in Exhibit A hereto (the “Stoughton Property”).

2.	Tenant is exercising its option to purchase the Stoughton Property and the improvements located thereon pursuant to Section 13 of the Master Lease, and has instructed Landlord to convey its interest in the Stoughton Property and the improvements thereon to KND Real Estate 26, L.L.C.

3.	Landlord and Tenant hereby agree that the Master Lease is terminated, effective immediately.

4.	Landlord and Tenant hereby acknowledge and agree that as a result of the termination of the Master Lease, the Notice of Lease for the Stoughton Property is hereby terminated.

5.	This Termination of Lease and Notice of Lease may be executed in multiple counterparts, each of which shall be deemed an original thereof.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

HAND TO

LAND COURT

IN WITNESS WEREOF, the parties have executed this Termination of Lease and Notice of Lease as of the date first above written.

HCRI MASSACHUSETTS PROPERTIES TRUST

By:	HCRI Massachusetts Properties, Inc., as Trustee, and not individually, and subject to the provisions of the Declaration of Trust of HCRI Massachusetts Properties Trust filed with the Secretary of the Commonwealth of Massachusetts, the City Clerk of Boston, and the Norfolk County Registry District of the Land Court as Document No. 871631, as affected by an Amendment filed as Document No. 906510

By:	/s/ Erin C. Ibele
Erin C. Ibele
Senior Vice President-Administration and Corporate Secretary

By:	/s/ Michael A. Crabtree
Michael A. Crabtree
Senior Vice President and Treasurer

HCRI MASSACHUSETTS PROPERTIES TRUST II

By:	HCRI Massachusetts Properties, Inc., as Trustee, and not individually, and subject to the provisions of the Declaration of Trust of HCRI Massachusetts Properties Trust II filed with the Secretary of the Commonwealth of Massachusetts and the City Clerk of Boston

By:	/s/ Erin C. Ibele
Erin C. Ibele
Senior Vice President-Administration and Corporate Secretary

By:	/s/ Michael A. Crabtree
Michael A. Crabtree
Senior Vice President and Treasurer

KINDRED HOSPITALS EAST, L.L.C.

By:	/s/ Gregory C. Miller
Gregory C. Miller
Title:	Sr. VP Development & Financial Planning

STATE OF OHIO	)
) SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this      day of January, 2010, by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Senior Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust, a Massachusetts business trust.

Notary Public

My Commission Expires: [SEAL]

STATE OF OHIO	)
) SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this      day of January, 2010, by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Senior Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust II, a Massachusetts business trust.

Notary Public

My Commission Expires:	[SEAL]

KINDRED HOSPITALS EAST, L.L.C.

By:
Title:

STATE OF OHIO	)
) SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this 20th day of January, 2010, by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Senior Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust, a Massachusetts business trust.

/s/ Donna J. Lunsford
Notary Public

My Commission Expires: [SEAL]

STATE OF OHIO	)
) SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this 20th day of January, 2010, by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Senior Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust II, a Massachusetts business trust.

/s/ Donna J. Lunsford
Notary Public

My Commission Expires:	[SEAL]

IN WITNESS WHEREOF, the parties have executed this Termination of Lease and Notice of Lease as of the date first above written.

KND REAL ESTATE 26, L.L.C.

By its Manager:	/s/ Richard. Lechleiter
Richard. Lechleiter
Executive Vice President and Chief Financial Office

STATE OF KENTUCKY	)
)SS:
COUNTY OF JEFERSON	)

On this 4th day of February, 2010, before me, the undersigned notary public, personally appeared Richard Lechleiter, the Executive Vice President and Chief Financial Officer of KND Real Estate 26, L.L.C. and proved to me through satisfactory evidence of identification to be the person whose name is signed on this document, and acknowledged to me that he signed it voluntarily as the Executive Vice President and Chief Financial Officer of KND Real Estate 26, L.L.C. for its stated purpose as his free act and deed and the free act and deed of KND Real Estate 26, L.L.C.

/s/ Jenny McGarry
Notary Public
My commission expires: 2/16/2012

STATE OF Kentucky	)
)SS:
COUNTY OF Jefferson	)

On this 19th day of January, 2010, before me, the undersigned notary public, personally appeared Gregory C. Miller, the Sr.VP Dev & Finan. Planning of KINDRED HOSPITALS EAST, L.L.C. and proved to me through satisfactory evidence of identification, which was personal knowledge to be the person whose name is signed on this document, and acknowledged to me that he signed it voluntarily as Sr.VP Dev & Finan. Planning for its stated purpose as his free act and deed and the free act and deed of KINDRED HOSPITALS EAST, L.L.C.

/s/ Jenny McGarry
Notary Public
My commission expires: 2/16/2012

THIS INSTRUMENT PREPARED BY Eileen M. Best, Esq. Shumaker, Loop & Kendrick, LLP 1000 Jackson Street Toledo, Ohio 43604-5573

AFTER RECORDING RETURN TO:

Allan Caggiano, Esq.

Mintz, Levin, Cohn, Ferris

Glovsky & Popeo, P.C.

One Financial Center

Boston, Massachusetts 02111

EXHIBIT A: LEGAL DESCRIPTION

Facility Name: Goddard Rehabilitation and Nursing Center and

Kindred Hospital Northeast - Stoughton

Real property in the County of Norfolk, Commonwealth of Massachusetts, described as follows:

All those certain parcels of registered and unregistered land with the buildings thereon situated at Summer Street, in Stoughton, Norfolk County, Massachusetts, all more particularly described as Lot A on a plan entitled “Approval Not Required Subdivision Plan of Land, Goddard Memorial Hospital in Stoughton, Massachusetts (Norfolk County), dated October 25, 1993, recorded with Norfolk County Registry of Deeds as Plan 77, A of 2 of 1995, in Plan Book 428. Included in the foregoing is the following parcel of registered land: Lot 5 on a plan filed with the Norfolk County Registry District of the Land Court as Land Court Plan No: 26978C.